                                  Exhibit 4.1

 Series 1999-1 Supplement dated as of July 21, 1999, to the Master Pooling and
      Servicing Agreement dated as of August 21, 1997, among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Norwest
               Bank Minnesota, National Association, as Trustee

                            SAKS CREDIT CORPORATION
                                  Transferor

                               SAKS INCORPORATED
                                   Servicer

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                    Trustee

                      on behalf of the Certificateholders

-------------------------------------------------------------------------------

                           SERIES 1999-1 SUPPLEMENT

                           Dated as of July 21, 1999

                                    to the

                    MASTER POOLING AND SERVICING AGREEMENT

                          Dated as of August 21, 1997

-------------------------------------------------------------------------------

                                 $378,375,000

                         SAKS CREDIT CARD MASTER TRUST

                                 SERIES 1999-1

                               TABLE OF CONTENTS
                               -----------------

PRELIMINARY STATEMENTS.....................................................................................   3
     Section A.    Designation.............................................................................   3
     Section B.    Definitions.............................................................................   4
     Section C.    Minimum Transferor Interest Percentage..................................................   25
     Section D.    Optional Purchase; Reassignment and Transfer Terms......................................   25
     Section E.    Delivery and Payment for the Certificates...............................................   26
     Section F.    Form of Delivery of the Series 1999-1 Certificates......................................   26
     Section G.    Servicing Compensation..................................................................   26
     Section H.    Article IV of the Agreement.............................................................   27
ARTICLE IV         Rights of Series 1999-1 Certificateholders and Allocation and
     Application of Collections............................................................................   28
     Section 4.2   Collections and Allocations.............................................................   28
     Section 4.3   Determination of Monthly Interest.......................................................   29
     Section 4.4   Determination of Monthly Principal......................................................   31
     Section 4.5   Required Amounts........................................................................   33
     Section 4.6   Application of Class A Available Funds, Class B Available Funds,
            CTO Available Funds, Class D Available Funds and Collections of
            Principal Receivables..........................................................................   35
     Section 4.7   Defaulted Amounts; Adjustment Amounts; Investor Charge Offs;
            Reductions of Adjustment Amounts...............................................................   38
     Section 4.8   Excess Spread; Shared Excess Finance Charge Collections.................................   41
     Section 4.9   Reallocated Principal Collections.......................................................   43
     Section 4.10  Principal Shortfall.....................................................................   43
     Section 4.11  Finance Charge Shortfall................................................................   44
     Section 4.12  Spread Account..........................................................................   44
     Section 4.13  Principal Account.......................................................................   45
     Section 4.14  Reserve Account.........................................................................   46
     Section 4.15  Postponement of Accumulation Period.....................................................   49
 Section I         Article V of the Agreement..............................................................   49
ARTICLE V          DISTRIBUTIONS AND REPORTS TO
     CERTIFICATEHOLDERS....................................................................................   49
     Section 5.1   Distributions...........................................................................   49
     Section 5.2   Statements to Series 1999-1 Certificateholders..........................................   51


     Section J.    Pay Out Events..........................................................................   51
     Section J1.   CTO Defaults............................................................................   53
     Section K.    Restrictions on Transfer................................................................   53
     Section K1.   Tax Characterization of the Collateral Interest.........................................   57
     Section L.    Ratification of Master Pooling and Servicing Agreement..................................   58
     Section L1.   FASIT Election..........................................................................   58
     Section L2.   Paired Series...........................................................................   58
     Section M.    Counterparts............................................................................   59
     Section N.    Governing Law...........................................................................   59
     Section O.    Subordination of Certain Termination Payments...........................................   59

EXHIBITS

     Exhibit A-1   Form of Class A Certificate
     Exhibit A-2   Form of Class B Certificate
     Exhibit A-3   Form of Collateralized Trust Obligations
     Exhibit A-4   Form of Class D Certificate
     Exhibit B     Form of Monthly Payment Instructions and Notification to Trustee
                   [RESERVED]
     Exhibit C     Form of Monthly Certificateholder's Statement
     Exhibit D     CTO Rate
     Exhibit E     Purchaser's Certificate

                           SERIES 1999-1 SUPPLEMENT


          THIS SERIES 1999-1 SUPPLEMENT, dated as of July 21, 1999 (this "Series
                                                                          ------
Supplement"), is by and among SAKS CREDIT CORPORATION, a Delaware corporation
----------
(the successor to Proffitt's Credit Corporation), as Transferor, SAKS INCORPORATED (formerly named "Proffitt's, Inc."), a Tennessee corporation ("Saks"), as Servicer, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a
  ----
national banking association organized and existing under the laws of the United States (together with its successors in trust thereunder the "Trustee"), as
                                                              -------
trustee under the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), by and among the
                                        ---------
Transferor, the Servicer and the Trustee.


                            PRELIMINARY STATEMENTS

          Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more Supplements to the Agreement for the purpose of authorizing the issuance by the Trust to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Investor Certificates. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Master Pooling and Servicing Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 1999-1.

          Pursuant to this Series Supplement, the Transferor and the Trustee are creating a new Series of Investor Certificates and specifying the Principal Terms thereof. The Series 1999-1 Certificates shall not be subordinated to any other Series.

          Section A.   Designation. The Certificates and the Collateralized
                       -----------
Trust Obligations issued hereunder shall be designated generally as the "Series
                                                                         ------
1999-1 Certificates."  The Series 1999-1 Certificates shall be one of the Series
-------------------
of Investor Certificates in Group One and shall be a Principal Sharing Series. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Class A Floating Rate Asset Backed Certificates, Series 1999-1, the Class B Floating Rate Asset Backed Certificates, Series 1999-1, the Collateralized Trust Obligations, Series 1999-1 and the Class D Asset Backed Certificates, Series 1999-1. The first Distribution Date with respect to Series 1999-1 shall be the August 1999 Distribution Date.

          In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. Notwithstanding the foregoing provisions of Section A, the provisions of Section 6.9(b) of the Agreement with respect to the delivery of an Opinion of Counsel to the effect that a newly issued Series of Investor Certificates will be characterized as either indebtedness or an interest in a partnership (that is not taxable as a corporation) under existing law for Federal income tax purposes shall not be applicable to the Class D Certificates.

          Section B.   Definitions. All capitalized terms not otherwise defined
                       -----------
herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1999-1 Certificates and no other Series of Certificates issued by the Trust. The following words and phrases shall have the following meanings with respect to the Series 1999-1 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

               "Accumulation Commencement Monthly Period" shall mean the Monthly
                ----------------------------------------
Period in which the Accumulation Period commences.

               "Accumulation Period" shall mean, unless a Pay Out Event with
                -------------------
respect to Series 1999-1 shall have occurred prior thereto, the period commencing at the close of business on the last day of the June 2001 Monthly Period, or such later date as shall be determined in accordance with Section 4.15, and ending on the first to occur of (a) the commencement of the Rapid Amortization Period, (b) the payment in full to holders of all Series 1999-1 Certificates of their respective Investor Amount or (c) the Stated Series Termination Date.

               "Accumulation Period Factor" shall mean, for each Monthly Period,
                --------------------------
a fraction, the numerator of which is equal to the sum of the initial investor amounts of all outstanding Series, and the denominator of which is equal to the sum, without duplication, of (a) the Initial Investor Amount minus, at the Transferor's option, an amount up to the Class D Initial Investor Amount, (b) the initial investor amounts (or other applicable amounts) of all outstanding Series (other than Series 1999-1) which are not expected to be in their revolving periods during such Monthly Period and (c) the initial investor amounts (or other applicable amounts) of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are expected to be in their revolving periods during such Monthly Period.

               "Accumulation Period Length" shall have the meaning specified in
                --------------------------
Section 4.15.

               "Adjusted Investor Amount" shall mean, as of any date of
                ------------------------
determination, an amount equal to the sum of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount and the Collateral Interest Adjusted Amount.

               "Allocable Amounts" shall mean with respect to any Distribution
                -----------------
Date, the sum of the Class A Allocable Amount, the Class B Allocable Amount and the Collateral Interest Allocable Amount.

               "Amortization Period" shall mean the Accumulation Period or the
                -------------------

Rapid Amortization Period.

               "Available Principal Collections" shall mean, with respect to any
                -------------------------------
Distribution Date, an amount equal to (a) the applicable Investor Percentage of Collections of Principal Receivables for the related Monthly Period, plus (b) the portion of the Class A Available Funds used to cover the Class A Allocable Amount, plus (c) amounts designated as Available Principal Collections pursuant to Section 4.8, minus (d) Reallocated Principal Collections applied pursuant to
Section 4.9 for the related Monthly Period, plus (e) Shared Principal Collections allocated to Series 1999-1.

               "Available Reserve Account Amount" shall mean, with respect to
                --------------------------------
any Distribution Date, the lesser of (a) the amount held in and available to be withdrawn from the Reserve Account on such date (before giving effect to any deposit or withdrawal to be made to or from the Reserve Account on such date) and (b) the Required Reserve Account Amount for such Distribution Date.

               "Average Excess Spread Percentage" shall mean, for any
                --------------------------------
Distribution Date, the average of the Excess Spread Percentage for the three consecutive Monthly Periods preceding such Distribution Date; provided, however, that (i) for the August, 1999 Distribution Date, the Average Excess Spread Percentage shall equal the Excess Spread Percentage for the July, 1999 Monthly Period (and further provided that the Excess Spread Percentage for such Monthly Period shall be calculated by accruing Monthly Interest from the Closing Date through and including the last day of such Monthly Period); and (ii) for the September, 1999 Distribution Date, the Average Excess Spread Percentage shall equal the average of the Excess Spread Percentages calculated for the July, 1999 Monthly Period (as calculated pursuant to the preceding clause (i)) and for the August, 1999 Monthly Period.

               "Base Rate" shall mean, with respect to any Monthly Period, the
                ---------
sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the Monthly Interest payable on the Series 1999-1 Certificates on the Distribution Date immediately following the last day of such Monthly Period and the denominator of which is the Investor Amount as of the last day of the preceding Monthly Period and (b) the product of (i) 2.00% per annum and (ii) a fraction the numerator of which is an amount equal to the Adjusted Investor Amount and the denominator of which is the Investor Amount, in each case determined as of the last day of such preceding Monthly Period.

               "Business Day" shall have the meaning provided in the Agreement.
                ------------

               "Class A Account Percentage" means, with respect to any
                --------------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Account with respect to Class A Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Account, in each case as of the last day of the preceding Monthly Period.

               "Class A Additional Interest" shall have the meaning specified in
                ---------------------------
Section 4.3(a).

               "Class A Adjusted Investor Amount" shall mean, on any date of
                --------------------------------
determination while the Class A Certificates are outstanding, an amount equal to the Class A Investor Amount minus the Principal Account Balance, but in no event shall the Class A Adjusted Investor Amount be less than zero.

               "Class A Adjustment Amount" shall mean, with respect to each
                -------------------------
Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1999-1 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction the numerator of which is the Class A Adjusted Investor Amount and the denominator of which is the Adjusted Investor Amount, each as of the last day of the Monthly Period preceding the related Monthly Period.

               "Class A Allocable Amount" shall mean, with respect to any
                ------------------------
Distribution Date, the sum of the Class A Investor Default Amount and the Class A Adjustment Amount.

               "Class A Available Funds" shall mean, with respect to any Monthly
                -----------------------
Period, an amount equal to the sum of (i) the applicable Class A Investor Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, (ii) an amount equal to the product of (a) the Class A Account Percentage and (b) the earnings (net of losses and investment expenses), if any, earned on the Principal Account with respect to such Monthly Period, and (iii) the amount, if any, to be withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Monthly Period and included in Class A Available Funds pursuant to Section 4.14(d), and
(iv) amounts required to be included in Class A Available Funds pursuant to
Section 4.14(b).

               "Class A Certificateholder" shall mean any Person in whose name a
                -------------------------
Class A Certificate is registered in the Certificate Register.

               "Class A Certificate Rate" shall mean, with respect to the Class
                ------------------------
A Certificates and each Interest Period, a per annum rate of LIBOR plus 0.22%.

               "Class A Certificates" shall mean any one of the Certificates
                --------------------
executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.
                             -----------

               "Class A Initial Investor Amount" shall mean the aggregate
                -------------------------------
initial principal amount of the Class A Certificates, which is $280,000,000.

               "Class A Interest Shortfall" shall have the meaning specified in
                --------------------------
Section 4.3(a).

               "Class A Investor Amount" shall mean, on any date of
                -----------------------
determination, an amount equal to (a) the Class A Initial Investor Amount, minus
(b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A Investor Charge Offs reimbursed pursuant to Section 4.8(b) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Certificates pursuant to Section 4.7(e) prior to such date; provided, however, that the Class A Investor Amount may not be reduced below zero.

               "Class A Investor Charge Off" shall have the meaning specified in
                ---------------------------
Section 4.7(a).

               "Class A Investor Default Amount" shall mean, with respect to
                -------------------------------
each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Monthly Period and (ii) the Class A Investor Percentage applicable for such Monthly Period.

               "Class A Investor Percentage" shall be calculated by substituting
                ---------------------------
the Class A Adjusted Investor Amount and the Class A Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount, respectively, in the definition of Investor Percentage.

               "Class A Monthly Interest" shall have the meaning specified in
                ------------------------
Section 4.3(a).

               "Class A Monthly Principal" shall have the meaning specified in
                -------------------------
     Section 4.4(a).

               "Class A Penalty Rate" shall mean the sum of the Class A
                --------------------
Certificate Rate for the related Interest Period and 2.00% per annum.

               "Class A Pool Factor" shall mean the seven-digit decimal, which
                -------------------
the Servicer will compute monthly, expressing as of each Record Date, the Class A Investor Amount as a proportion of the Class A Investor Amount as of the Closing Date, which initially shall be 1.0000000.

               "Class A Required Amount" shall have the meaning specified in
                -----------------------
Section 4.5(a).

               "Class A Servicing Fee" shall have the meaning specified in
                ---------------------
Section G hereof.

               "Class B Account Percentage" means, with respect to any
                --------------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Account with respect to Class B Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Account, in each case as of the last day of the preceding Monthly Period.

               "Class B Additional Interest" shall have the meaning specified in
                ---------------------------
Section 4.3(b).

               "Class B Adjusted Investor Amount" shall mean, on any date of
               --------------------------------
determination while the Class B Certificates are outstanding, an amount equal to the Class B Investor Amount, minus the excess of the Principal Account Balance over the Class A Investor Amount, if any, but in no event shall the Class B Adjusted Investor Amount be less than zero.

               "Class B Adjustment Amount" shall mean, with respect to each
                -------------------------
Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1999-1 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Investor Amount and the denominator of which is the Adjusted Investor Amount, each as of the last day of the Monthly Period preceding the related Monthly Period.

               "Class B Allocable Amount" shall mean, with respect to any
                ------------------------
Distribution Date, the sum of the Class B Investor Default Amount and the Class B Adjustment Amount.

               "Class B Available Funds" shall mean, with respect to any Monthly
                -----------------------
Period, an amount equal to the sum of (i) the applicable Class B Investor Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, (ii) an amount equal to the product of (a) the Class B Account Percentage and (b) the earnings (net of losses and investment expenses), if any, earned on the Principal Account with respect to such Monthly Period, (iii) the amount, if any, to be withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Monthly Period and included in Class B Available Funds pursuant to Section 4.14(d).

               "Class B Certificateholder" shall mean any Person in whose name a
                -------------------------
Class B Certificate is registered in the Certificate Register.

               "Class B Certificate Rate" shall mean, with respect to the Class
                ------------------------
B Certificates and each Interest Period, a per annum rate of LIBOR plus 0.43%.

               "Class B Certificates" shall mean any one of the Certificates
                --------------------
executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.
                             -----------

               "Class B Initial Investor Amount" shall mean the aggregate
                -------------------------------
initial principal amount of the Class B Certificates, which is $30,275,000.

               "Class B Interest Shortfall" shall have the meaning specified in
                -------------------------
Section 4.3(b).

               "Class B Investor Amount" shall mean, on any date of
                -----------------------
determination, an amount equal to (a) the Class B Initial Investor Amount, minus
(b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (d) the amount of Class B Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), minus (e) an amount equal to the amount by which the Class B Investor Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), plus (f) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(f) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Investor Amount pursuant to Section 4.7(e) prior to such date; provided, however, that the Class B Investor Amount may not be reduced below zero.

               "Class B Investor Charge Offs" shall have the meaning specified
                ----------------------------
in Section 4.7(b).

               "Class B Investor Default Amount" shall mean, with respect to
                -------------------------------
each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Monthly Period and (ii) the Class B Investor Percentage applicable for such Monthly Period.

              "Class B Investor Percentage" shall be calculated by substituting
               ---------------------------
the Class B Adjusted Investor Amount and the Class B Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount respectively, in the definition of Investor Percentage.

               "Class B Monthly Interest" shall have the meaning specified in
                ------------------------
Section 4.3(b).

               "Class B Monthly Principal" shall have the meaning specified in
                -------------------------

Section 4.4(b).

               "Class B Penalty Rate" shall mean the sum of the Class B
                --------------------
Certificate Rate for the related Interest Period and 2.00% per annum.

               "Class B Pool Factor," shall mean the seven-digit decimal, which
                -------------------
the Servicer will compute monthly, expressing as of each Record Date, the Class B Investor Amount as a proportion of the Class B Investor Amount as of the Closing Date, and which decimal initially shall be 1.0000000.

               "Class B Required Amount" shall have the meaning specified in
                ----------------------
Section 4.5(b).

               "Class B Servicing Fee" shall have the meaning specified in
                ---------------------
Section G hereof.

               "Class B Subordinated Principal Collections" shall mean, with
                ------------------------------------------
respect to any Monthly Period, an amount equal to the product of (i) the applicable Class B Investor Percentage with respect to Collections of Principal Receivables and (ii) the aggregate amount of Collections of Principal Receivables for such Monthly Period.

               "Class D Account Percentage" means, with respect to any
                --------------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Account with respect to Class D Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Account, in each case as of the last day of the preceding Monthly Period.

               "Class D Adjusted Investor Amount" means, for any date of
                --------------------------------
determination, an amount equal to the Class D Investor Amount, minus the excess of the Principal Account Balance over the sum of the Investor Amounts with respect to the Class A Certificates, Class B Certificates and Collateralized Trust Obligations (up to the Class D Investor Amount). In no event shall the Class D Adjusted Investor Amount be less than zero.

               "Class D Adjustment Amount" shall mean with respect to each
                -------------------------
Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1999-1 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction the numerator of which is the Class D Adjusted Investor Amount and the denominator of which is the Adjusted Investor Amount, each as of the last day of the Monthly Period preceding the related Monthly Period.

               "Class D Allocable Amount" shall mean with respect to any
                ------------------------
Distribution Date, the sum of the Class D Investor Default Amount and the Class D Adjustment Amount.

                 "Class D Available Funds" means, with respect to any Monthly
                  -----------------------
Period, an amount equal to the sum of (i) the applicable Class D Investor Percentage of the Collections of Finance Charge Receivables with respect to such Monthly Period and any other amounts that are to be treated as Collections of Finance Charge Receivables, and (ii) an amount equal to the product of (a) the Class D Account Percentage and (b) the earnings (net of losses and investment expenses), if any, earned on the Principal Account with respect to such Monthly Period.

               "Class D Certificate" shall mean any one of the Certificates
                -------------------
executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4.
                             -----------

               "Class D Certificateholder" shall mean any Person in whose name a
                -------------------------
Class D Certificate is registered in the Certificate Register.

               "Class D Initial Investor Amount" shall mean the aggregate
                -------------------------------
initial principal amount of the Class D Certificates, which is $22,700,000.

               "Class D Investor Amount" means, on any date of determination, an
                -----------------------
amount equal to (a) the Class D Initial Investor Amount equal to $22,700,000, minus (b) the aggregate amount of principal payments made to the Class D Certificateholders prior to such date, minus (c) the amount of Class D Subordinated Principal Collections used to make payments in respect of the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations on all prior Distribution Dates, minus (d) an amount equal to the amount by which the Class D Investor Amount has been reduced on all prior Distribution Dates in respect of the Class A Allocable Amount, the Class B Allocable Amount, the CTO Allocable Amount and the Class D Allocable Amount, plus (e) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocable to the Class D Investor Amount; provided, however, that the Class D Investor Amount may not be reduced below zero.

               "Class D Investor Charge Offs" shall have the meaning specified
                ----------------------------
in Section 4.7(c).

               "Class D Investor Default Amount" shall mean, with respect to
                -------------------------------
each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Monthly Period and (ii) the Class D Investor Percentage applicable to Allocable Amounts for such Monthly Period.

               "Class D Investor Percentage" shall be calculated by substituting
                ---------------------------
the Class D Adjusted Investor Amount and the Class D Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount, respectively, in the definition of Investor Percentage.

               "Class D Monthly Interest" shall be zero.
                ------------------------

               "Class D Monthly Principal" shall have the meaning specified in
                -------------------------
Section 4.4(d).

               "Class D Servicing Fee" shall have the meaning specified in
                ---------------------
Section G.

               "Class D Subordinated Principal Collections" means, with respect
                ------------------------------------------
to any Monthly Period, an amount equal to the product of (i) the applicable Class D Investor Percentage with respect to Collections of Principal Receivables and (ii) the aggregate amount of Collections of Principal Receivables for such Monthly Period.

               "Closing Date" shall mean July 21, 1999.
                ------------

               "Collateral Charge Off" shall mean the sum of the CTO Charge Off
                ---------------------
and the Class D Investor Charge Off.

               "Collateral Interest" shall mean a fractional undivided interest
                -------------------
in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds held in the Spread Account for the sole benefit of the Collateralized Trust Obligations, funds held in the Collection Account allocable to the Collateralized Trust Obligations and the Class D Certificates thereto pursuant to the Agreement and this Series Supplement and, subject to the respective rights of the Series 1999-1 Certificateholders with respect thereto, funds held in the Reserve Account.

               "Collateral Interest Account Percentage" means, with respect to
                --------------------------------------
any Determination Date, the sum of the CTO Account Percentage and the Class D Account Percentage as of such Distribution Date.

               "Collateral Interest Adjusted Amount" means, for any
                -----------------------------------
Determination Date, an amount equal to the sum of the CTO Adjusted Investor Amount and the Class D Adjusted Investor Amount as of such Determination Date.

               "Collateral Interest Adjustment Amount" shall mean, with respect
                -------------------------------------
to each Distribution Date, the sum of the CTO Adjustment Amount and the Class D Adjustment Amount as of such Distribution Date.

               "Collateral Interest Allocable Amount" or "Collateral Allocable
                ------------------------------------      --------------------
Amount" shall mean, with respect to any Distribution Date, the sum of the CTO
------
Allocable Amount and the Class D Allocable Amount.

               "Collateral Interest Amount" shall mean, as of any date of
                --------------------------
determination, the sum of the CTO Investor Amount and the Class D Investor
Amount.

               "Collateral Interest Default Amount" shall mean, with respect to
                ----------------------------------
each Distribution Date, an amount equal to the sum of the CTO Investor Default Amount and the Class D Investor Default Amount as of such Distribute Date.

               "Collateral Interest Monthly Principal" shall mean the sum of the
                -------------------------------------
CTO Monthly Principal and the Class D Monthly Principal.

               "Collateral Interest Percentage" shall mean the sum of the CTO
                ------------------------------
Investor Percentage and the Class D Investor Percentage.

               "Collateral Interest Pool Factor," shall mean the seven-digit
                -------------------------------
decimal, which the Servicer will compute monthly, expressing as of each Record Date, the Collateral Interest Amount as a proportion of the Collateral Interest Amount as of the Closing Date, which initially shall be 1.0000000.

               "Collateral Interest Servicing Fee" shall have the meaning
                ---------------------------------
specified in Section G hereof.

               "Collateral Monthly Interest" shall mean the sum of the CTO
                ---------------------------
Monthly Interest and the Class D Monthly Interest.

               "Collateral Required Amount" shall mean, as of any date of
                --------------------------
determination, the sum of the CTO Required Amount and the Class D Allocable Amount.

               "Collateral Subordinated Principal Collections" shall mean, with
                ---------------------------------------------
respect to any Monthly Period, an amount equal to the sum of the CTO Subordinated Principal Collections and the Class D Subordinated Principal Collections for such Monthly Period.

               "Collateralized Trust Obligations" shall mean any of the
                --------------------------------
instruments executed by the Transferor and authenticated by the Trustee, substantially in the form of Exhibit A-3, and which shall represent the interest in the Collateral Interest not represented by the Class D Certificates. For convenience, "Collateralized Trust Obligations" are sometimes referred to herein as "CTOs".

               "Controlled Accumulation Amount" shall mean for any Distribution
                ------------------------------
Date with respect to the Accumulation Period, $31,531,250; provided, however, if the Accumulation Period Length shall be determined to be less than 12 months in accordance with Section 4.15, the Controlled Accumulation Amount shall be equal to (i) the product of (x) the Initial Investor Amount minus, at the Transferor's option, an amount up to the Class D Initial Investor Amount, and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

               "Controlled Deposit Amount" shall mean, for any Distribution Date
                -------------------------
with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

               "Covered Amount" shall mean an amount, determined as of each
                --------------
Distribution Date with respect to any Interest Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Certificate Rate in effect with respect to such Interest Period, times
(iii) the aggregate amount on deposit in the Principal Account with respect to Class A Monthly Principal as of the Record Date preceding such Distribution Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Certificate Rate in effect with respect to such Interest Period times (iii) the aggregate amount on deposit in the Principal Account with respect to Class B Monthly Principal as of the Record Date preceding such Distribution Date, plus, (c) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the CTO Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Account with respect to CTO Monthly Principal as of the Record Date preceding such Distribution Date.

               "CTO Account Percentage" means, with respect to any
                ----------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Account with respect to CTO Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Account, in each case as of the last day of the preceding Monthly Period.

               "CTO Additional Interest" shall have the meaning specified in
                -----------------------
Section 4.3 (c).

               "CTO Adjusted Investor Amount" shall mean, on any date of
                ----------------------------
determination, an amount equal to the CTO Investor Amount, minus the excess of the Principal Account Balance over the sum of the Class A Investor Amount and the Class B Investor Amount, if any, on such date (up to the CTO Investor Amount), but in no event shall the CTO Adjusted Investor Amount be less than zero.

               "CTO Adjustment Amount" shall mean, with respect to each
                ---------------------
Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1999-1 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction the numerator of which is the CTO Adjusted Investor Amount and the denominator of which is the Adjusted Investor Amount, each as of the last day of the Monthly Period preceding the related Monthly Period.

               "CTO Allocable Amount" shall mean, with respect to any
                --------------------
Distribution Date, the sum of the CTO Default Amount and the CTO Adjustment Amount.

               "CTO Available Funds" means, with respect to any Monthly Period,
                -------------------
an amount equal to the sum of (i) the applicable CTO Investor Percentage of the Collections of Finance Charge Receivables with respect to such Monthly Period and any other amounts that are to be treated as Collections of Finance Charge Receivables, (ii) an amount equal to the product of (a) the CTO Account Percentage and (b) the earnings (net of losses and investment expenses), if any, earned on the Principal Account with respect to such Monthly Period, and (iii) the amount, if any, to be withdrawn from the Reserve Account and included in CTO Available Funds pursuant to Section 4.14(d).

               "CTO Charge Off" shall have the meaning provided in Section
                --------------
4.7(c).

               "CTO Default" means either of the following events:  (i)
                -----------
accrued but unpaid CTO Monthly Interest is not paid in full to the CTO Holders on two consecutive Distribution Dates; or (ii) there is a charge off with respect to the Collateralized Trust Obligations on three consecutive Distribution Dates. If one CTO Monthly Interest payment is not paid in full, the Servicer shall promptly notify the Rating Agencies.

               "CTO Default Amount" shall mean, with respect to any
                ------------------
Distribution Date, an amount equal to the product of (i) the CTO Investor Percentage applicable to Allocable Amounts with respect to such Monthly Period and (ii) the Default Amount for such Monthly Period.

               "CTO Holder" shall mean any Person in whose name a
                ----------
Collateralized Trust Obligation is registered in the Certificate Register.

               "CTO Initial Investor Amount" shall mean the aggregate initial
                ---------------------------
principal amount of the Collateralized Trust Obligations, which is $45,400,000.

               "CTO Interest Shortfall" shall have the meaning provided in
                ----------------------
Section 4.3(c).

               "CTO Investor Amount" means, on any date of determination, an
                -------------------
amount equal to (a) the CTO Initial Investor Amount equal to $45,400,000 minus
(b) the aggregate amount of principal payments made to the CTO Holders on or prior to such date, minus (c) the amount of CTO Subordinated Principal Collections used to make payments in respect of the Class A Certificates and Class B Certificates on all prior Distribution Dates that have resulted in a reduction of the CTO Investor Amount, minus (d) an amount equal to the amount by which the CTO Investor Amount has been reduced on all prior Distribution Dates in respect of the Class A Allocable Amount, the Class B Allocable Amount and the CTO Allocable Amount, plus (e) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocable to the CTO Investor Amount; provided, however, that the CTO Investor Amount may not be reduced below zero.

               "CTO Investor Percentage" shall be calculated by substituting
                -----------------------
the CTO Adjusted Investor Amount and the CTO Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount, respectively, in the definition of Investor Percentage.

               "CTO Monthly Interest" shall have the meaning specified in
                --------------------
Section 4.3(c).

               "CTO Monthly Principal" shall have the meaning specified in
                ---------------------
Section 4.4(c).

               "CTO Penalty Rate" shall mean the sum of the CTO Rate for the
                ----------------
related Interest Period and 2.00% per annum.

               "CTO Pool Factor" shall mean the seven-digit decimal, which the
                ---------------
Servicer will compute monthly, expressing as of each Record Date, the CTO Investor Amount as a proportion of the CTO Investor Amount as of the Closing Date, which initially shall be 1.0000000.

               "CTO Rate" shall have the per annum rate specified in Exhibit D
                --------                                             ---------
hereto.

               "CTO Required Amount" shall have the meaning specified in
                -------------------
Section 4.5(c).

               "CTO Servicing Fee" shall have the meaning specified in Section G
                -----------------
hereof.

               "CTO Subordinated Principal Collections" means, with respect to
                --------------------------------------
any Monthly Period, an amount equal to the product of (i) the applicable CTO Investor Percentage with respect to Collections of Principal Receivables and
(ii) the aggregate amount of Collections of Principal Receivables for such Monthly Period.

               "Defaulted Receivables" shall mean, for any Monthly Period, the
                ---------------------
Principal Receivables in Accounts which became Defaulted Accounts during such Monthly Period.

               "Deficit Controlled Accumulation Amount" shall mean (a) on the
                --------------------------------------
first Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited into the Principal Account for such Distribution Date, and (b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the applicable Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Account for such subsequent Distribution Date.

               "Duff & Phelps" shall mean Duff & Phelps Credit Rating Co.
                -------------

               "Excess Spread" shall mean, with respect to any Distribution
                -------------
Date, the sum of the amounts, if any, specified pursuant to Sections 4.6(a)(iv), 4.6(b)(iii), 4.6(c)(ii), 4.6(d)(ii) and 4.12(b) with respect to such Distribution Date.

               "Excess Spread Percentage" means, for any Monthly Period, the
                ------------------------
amount (expressed as a percentage), if any, by which (i) the Portfolio Yield (including for this purpose, any Shared Excess Finance Charge Collections allocated to Series 1999-1 during such Monthly Period, but excluding Discount Option Receivables Collections generated by using a Discount Percentage in excess of 1%) for such Monthly Period exceeds (ii) the Base Rate for such Monthly Period.

               "Expected Payment Date" shall mean the July 15, 2002 Distribution
                ---------------------
 Date.

               "Finance Charge Shortfall" shall have the meaning specified in
                ------------------------
Section 4.11.

               "Initial Investor Amount" shall mean the aggregate initial
                -----------------------
principal amount of the Series 1999-1 Certificates, which is $378,375,000.

               "Interest Period" shall mean, with respect to any Distribution
                ---------------
Date, the period beginning on and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, such Distribution Date.

               "Investor Amount" shall mean, as of any date of determination,
                ---------------
an amount equal to the sum of the Class A Investor Amount, the Class B Investor Amount and the Collateral Interest Amount, in each case as of such date.

               "Investor Default Amount" shall mean, with respect to any
                -----------------------
Distribution Date, an amount equal to the product of (a) the Default Amount for the immediately preceding Monthly Period and (b) the applicable Investor Percentage applicable to Allocable Amounts for such Monthly Period. The Servicer will calculate the Investor Default Amount on each Determination Date for the preceding Monthly Period. The Investor Default Amount will be allocated among the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Interest Default Amount.

               "Investor Monthly Servicing Fee" shall have the meaning
                ------------------------------
specified in Section G hereof.

               "Investor Percentage" shall mean:
                -------------------

               (a) with respect to (A) Principal Receivables during any Monthly Period with respect to the Revolving Period, (B) Finance Charge Receivables during any Monthly Period other than during a Rapid Amortization Period, and (C) the Allocable Amount during any Monthly Period, the percentage equivalent of a fraction, the numerator of which is equal to the Adjusted Investor Amount as of the last day of the immediately preceding Monthly Period (or the Initial Investor Amount, in the case of the first Monthly Period applicable to Series 1999-1) and the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables and the amount in the Excess Funding Account, in each case at the close of business on the last day of the immediately preceding Monthly Period and (ii) the sum of the numerators used to calculate the applicable investor percentages with respect to Principal Receivables, Finance Charge Receivables or the Allocable Amounts, as applicable, for all Series outstanding as of the date on which such determination is being made;

               (b) with respect to Finance Charge Receivables (and any other amounts treated as Finance Charge Receivables) during any Monthly Period during a Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Adjusted Investor Amount as of the last day of the Revolving Period and the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables and the amount in the Excess Funding Account, in each case at the close of business on the last day of the immediately preceding Monthly Period and (ii) the sum of the numerators used to calculate the investor percentages with respect to Finance Charge Receivables for all Series outstanding as of the date on which such determination is being made; and

               (c) with respect to Principal Receivables during any Monthly Period with respect to an Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Adjusted Investor Amount as of the last day of the Revolving Period and the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables and the amount in the Excess Funding Account, in each case at the close of business on the last day of the immediately preceding Monthly Period and (ii) the sum of the numerators used to calculate the investor percentages with respect to Principal Receivables for all Series outstanding as of the date on which such determination is being made; provided, however, that if the Series 1999-1 Certificates are paired with a Paired Series and a Rapid Amortization Period commences for such Paired Series, the Transferor may, by written notice to the Trustee, the Servicer and the Rating Agencies, designate a different numerator to be used to determine such percentage, (provided that such numerator is not less than the Adjusted Investor Amount as of the last day of the revolving period for such Paired Series).

               "LIBOR" means, as of any LIBOR Determination Date, the rate for
                -----
deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 A.M., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United

States dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on that day to prime banks in the London interbank market for a onemonth period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Servicer, at approximately 11:00 A.M., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

               "LIBOR Determination Date" shall mean July 19, 1999 for the
                ------------------------
period from and including the Closing Date through but excluding August 16, 1999, August 12, 1999 for the period from and including August 16, 1999 through but excluding September 15, 1999, and for each Interest Period thereafter, on the second London business day prior to the Distribution Date on which such Interest Period commences.

               "London business day" means any business day on which dealings
                -------------------
in deposits in United States dollars are transacted in the London interbank market.

               "Minimum Transferor Interest Percentage" shall have the meaning
                --------------------------------------
specified in Section C.

               "Monthly Interest" shall mean, with respect to any Distribution
                ----------------
Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest and the CTO Monthly Interest for such Distribution Date.

               "Paired Series" shall have the meaning specified in Section L2.
                -------------

               "Portfolio Adjusted Yield" shall mean, with respect to any
                ------------------------
the Monthly Period, the Portfolio Yield with respect to such Monthly Period minus Base Rate with respect to such Monthly Period.

               "Portfolio Yield" shall mean, with respect to any Monthly Period
                ---------------
the annualized percentage equivalent of a fraction, the numerator of which is
(x) the sum of (i) the amount of collections of Finance Charge Receivables and Shared Excess Finance Charge Collections allocated to Series 1999-1 for such Monthly Period (provided, however, that Shared Excess Finance Charge Collections will be included in Portfolio Yield only to the extent that the Rating Agency Condition with respect to Standard & Poor's is satisfied), plus (ii) the amount of investment earnings (net of investment expenses and losses), if any, on the Principal Account and Reserve Account balances, plus (iii) the amount of funds withdrawn from the Reserve Account minus (iv) an amount equal to the Default Amount allocable to Series 1999-1 for such Monthly Period, and the denominator of which is (y) the Investor Amount as of the last day of the preceding Monthly Period.

               "Principal Account" shall have the meaning specified in Section
                -----------------
4.13(a).

               "Principal Account Balance" shall mean, with respect to any date
                -------------------------
of determination during the Accumulation Period, the amount, if any, of funds held in the Principal Account on such date of determination.

               "Principal Investment Proceeds" shall have the meaning specified
                -----------------------------
in Section 4.13(b).

               "Principal Shortfall" shall have the meaning specified in
                -------------------
Section 4.10.

               "Rapid Amortization Period" shall mean the period commencing at
                -------------------------
the close of business on the day on which a Pay Out Event with respect to Series 1999-1 has occurred, and ending on the first to occur of (a) the payment in full of the Investor Amount or (b) the Stated Series Termination Date.

               "Rating Agencies" shall mean Moody's, Standard & Poor's, Duff &
                ---------------
Phelps, and, if applicable, such other nationally recognized statistical rating organization that has rated the Certificates at the request of the Company.

               "Reallocated Principal Collections" shall mean, with respect to
                ---------------------------------
any Monthly Period, an amount equal to the sum of Class B Subordinated Principal Collections and Collateral Subordinated Principal Collections for such Monthly Period.

               "Reference Banks" shall mean four major banks in the London
                ---------------
interbank market selected by the Servicer.

               "Required Accumulation Factor Number" shall be a fraction,
                -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts for the 12 months preceding the date of such calculation (or any lower monthly principal payment rate selected by the Servicer at its option in its sole discretion), expressed as a decimal.

               "Required Draw Amount" shall have the meaning specified in
                --------------------
Section 4.12(c).

               "Required Reserve Account Amount" shall mean, with respect to
                -------------------------------
any Distribution Date prior to the Reserve Account Funding Date, zero, and on or after the Reserve Account Funding Date, an amount not less than (a) 1.50% of the Investor Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) or (b) any other amount designated by the Transferor; provided, however, that if such designation pursuant to (b) above is of a lesser amount, (i) the Rating Agency Condition shall have been satisfied, and (ii) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of such officer, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event, to occur with respect to Series 1999-1.

               "Required Spread Account Amount" shall mean as of any date of
                ------------------------------
determination an amount equal to the product of (i) the Required Spread Account Percentage as shown in the following table, and (ii) the Investor Amount; provided that the Required Spread Account Amount for the August 16, 1999 Distribution Date shall be zero.



--------------------------------------------------------
      Average                             Required
      Excess                               Spread
      Spread                               Account
    Percentage                           Percentage
--------------------------------------------------------
(greater than or equal to) 5.5%             0%
--------------------------------------------------------
(greater than or equal to) 4.0% and         1.5%
(less than) 5.5%
--------------------------------------------------------
(greater than or equal to) 3.5% and         2.0%
(less than) 4.0%
--------------------------------------------------------
(less than) 3.5%                            4.0%
--------------------------------------------------------

No amounts shall be held in the Spread Account as of the Closing Date.

               "Required Spread Account Percentage" shall mean, as of any
                ----------------------------------
Distribution Date, the respective percentages specified above under the definition of "Required Spread Account Amount" that are applied to the Investor Amount as of the end of the preceding Monthly Period. Any reduction in the Required Spread Account Percentage resulting from an increase in the Average Excess Spread Percentage will not take effect until the amount on deposit in the Spread Account is greater than or equal to the Required Spread Account Amount for three consecutive Distribution Dates (in which case such reduction will take effect on the third of such Distribution Dates).

               "Reserve Account" shall have the meaning specified in Section
                ---------------
4.14(a).

               "Reserve Account Funding Date" shall mean the Distribution Date
                ----------------------------
with respect to the Monthly Period which commences no later than three (3) months prior to the Accumulation Period, provided that the Reserve Account Funding Date shall be accelerated to (a) the Distribution Date with respect to the Monthly Period which commences no later than four (4) months prior to the Accumulation Commencement Monthly Period if the average of the Portfolio Adjusted Yields for any three (3) consecutive Monthly Periods shall be less than 6.00%; (b) the Distribution Date with respect to the Monthly Period which commences no later than six (6) months prior to the Accumulation Commencement Monthly Period if the average of the Portfolio Adjusted Yields for any three (3) consecutive Monthly Periods shall be less than 3.00%; or (c) the Distribution Date which commences no later than nine (9) months prior to the Accumulation Commencement Monthly Period if the average of the Portfolio Adjusted Yields for any three (3) consecutive Monthly Periods shall be less than 2.00%.

               "Reserve Account Surplus" shall mean, as of any date of
                -----------------------
determination, the amount, if any, by which the amount held in the Reserve Account exceeds the Required Reserve Account Amount.

               "Reserve Draw Amount" shall mean, with respect to each
                -------------------
Distribution Date relating to the Accumulation Period and the first Special Distribution Date, an amount equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Distribution Date over the Principal Funding Investment Proceeds for such Distribution Date or Special Distribution Date.

               "Revolving Period" shall mean the period beginning on the
                ----------------
Closing Date and ending on the earlier of (a) the close of business on the day preceding the commencement of the Accumulation Period and (b) the close of business on the day preceding the commencement of the Rapid Amortization Period.

               "Series Adjustment Amount" shall mean, with respect to each
                ------------------------
Distribution Date, an amount equal to the product of (i) any unpaid Adjustment Payment Obligation for the related Monthly Period and (ii) the Investor Percentage applicable to allocations of Allocable Amounts during the related Monthly Period, as calculated on the last day of the Monthly Period preceding the related Monthly Period.

               "Series Cut-Off Date" shall mean June 28, 1999.
                -------------------

               "Series 1999-1" shall mean the Series established hereby, and
                -------------
the terms of which are specified in this Series Supplement.

               "Series 1999-1 Certificate" shall mean the Class A Certificates,
                -------------------------
the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates.

               "Series 1999-1 Certificateholder" shall mean a Class A
                -------------------------------
Certificateholder, a Class B Certificateholder, a CTO Holder, or a Class D Certificateholder.

               "Servicing Fee" shall mean the amount paid monthly from the
                -------------
Trust to the Servicer and which shall be equal to one-twelfth (/1//12th) of the product of the Servicing Fee Percentage and the Adjusted Investor Amount on the last day of the immediately preceding Monthly Period.

               "Servicing Fee Percentage" shall mean 2.00% per annum.
                ------------------------

               "Shared Excess Finance Charge Collections" shall mean, with
                ----------------------------------------
respect to any Monthly Period, the aggregate amount for all outstanding Series in Group One of Collections of Finance Charge Receivables which the related Supplements specify are to be treated as "Shared Excess Finance Charge Collections" for such Monthly Period.

               "Shared Principal Collections" shall mean, with respect to any
                ----------------------------
Monthly Period, the aggregate amount for all outstanding Series in Group One of Collections of Principal Receivables available after covering required distributions and deposits under each Series Supplement and that are to be treated herein as "Shared Principal Collections" pursuant to Section 4.6(e) and
Section 4.6(f)(v) and in the respective applicable sections of any Supplement for other Series in Group One.

               "Special Distribution Date" shall mean each Distribution Date
                -------------------------
with respect to the Rapid Amortization Period.

               "Spread Account" shall have the meaning specified in Section
                --------------
4.12(a).

               "Stated Series Termination Date" shall mean the December 15,
                ------------------------------
2005 Distribution Date.

               "Telerate Page 3750" shall mean the display page currently so
                ------------------
designated on the Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

               "Treasury" shall mean the United States Department of the
                --------
Treasury reasury and any successor Governmental Authority thereto.

  Section C.  Minimum Transferor Interest Percentage. The Minimum Transferor
              --------------------------------------
Interest Percentage applicable to the Series 1999-1 Certificates shall be 0%; provided, however, that (a) the Transferor may, at its option and in its sole discretion, designate a higher percentage as the Minimum Transferor Interest Percentage so long as, after giving effect to such designation and any repurchase of Investor Certificates or designation of Additional Accounts, the Transferor Amount shall equal or exceed the Minimum Transferor Amount and (b) if on any Distribution Date during the Revolving Period (after giving effect to all distributions and adjustments to be made on such Distribution Date), the portion of the Class D Investor Amount owned by the Transferor is less than 2.00% of the Investor Amount and the Minimum Transferor Interest Percentage is less than
                ---
2.00%, the Transferor shall, on or before the last day of the second Monthly Period following the Monthly Period in which such Distribution Date occurred (unless the portion of the Class D Investor Amount owned by the Transferor shall then equal or exceed 2.00% of the Investor Amount), (i) repurchase or otherwise repay Investor Certificates (to the extent permitted by any Supplement) or designate Additional Accounts to the extent necessary to permit the designation of a Minimum Transferor Interest Percentage of 2.00% without causing the Transferor Amount to be less than the Minimum Transferor Amount and (ii) upon compliance with clause (i), designate 2.00% as the Minimum Transferor Interest Percentage. In the event that the Transferor shall have designated a Minimum Transferor Interest Percentage in excess of 0%, the Transferor may, during the Revolving Period, designate a lower percentage (but not less than 0%) if the portion of the Class D Investor Amount owned by the Transferor as a percentage of the Investor Amount averaged over the three Distribution Dates preceding such designation (after giving effect to all distributions and adjustments made on each such Distribution Date) shall equal or exceed 4.00%; provided, however, that such lower percentage may not be less than 2.00% if the portion of the Class D Investor Amount owned by the Transferor as a percentage of the Investor Amount on the Distribution Date preceding such designation (after giving effect to all distributions and adjustments made on such Distribution Date) shall not equal or exceed 2.00%.

  Section D.   Optional Purchase; Reassignment and Transfer Terms. All the
               --------------------------------------------------
Series 1999-1 Certificates may be repurchased by, and reassigned and transferred to, the Transferor in the Transferor's sole discretion, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, and the portion of the Collateral Interest Adjusted Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A Initial Investor Amount, the Class B Initial Investor Amount, and the portion of the maximum amount of the Collateral Interest Amount held by parties other than the Transferor or any of its affiliates since the Closing Date. The repurchase price for the Series 1999-1 Certificates will be equal to (a) the Adjusted Investor Amount, plus (b) accrued and unpaid interest on the 1999-1 Certificates, less (c) the amount held in the Collection Account allocable to Series

1999-1 to be applied other than to deposits to the Reserve Account, with any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate. The provisions of this Section are subject to the provisions of
Section 12.2 of the Agreement.

  Section E.   Delivery and Payment for the Certificates. The Trustee shall
               -----------------------------------------
deliver the Series 1999-1 Certificates when authenticated in accordance with
Section 6.2 of the Agreement. The Collateralized Trust Obligations and the Class D Certificates have not been registered under the Securities Act or any state or foreign securities laws, and shall bear legends appropriately limiting their transfer in accordance herewith and applicable securities laws.

  Section F.   Form of Delivery of the Series 1999-1 Certificates. The Class A
               --------------------------------------------------
Certificates, the Class B Certificates and the Collateralized Trust Obligations shall be delivered as provided in Section 6.11 of the Agreement. The Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations will initially be held by the Trustee as custodian for The Depository Trust Company, and will be registered in the name of Cede & Co., as nominee of The Depository Trust Company.

  Section G.  Servicing Compensation. The share of the Monthly Servicing Fee
              ----------------------
allocable to the Series 1999-1 Certificateholders with respect to any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to one-
                        ------------------------------
twelfth (/1//12th) of the product of (a) the Servicing Fee Percentage and (b) each of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount and the Collateral Interest Adjusted Amount, respectively, as of the last day of the immediately preceding Monthly Period; provided, however, with respect to the first Distribution Date, the Investor Monthly Servicing Fee shall be equal to $231,229. The share of the Investor Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class
                                                                           -----
A Servicing Fee") shall be equal to the product of (a) one-twelfth (/1//12th) of
---------------
the Servicing Fee Percentage and (b) the Class A Adjusted Investor Amount; provided, however, that with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $171,111. The share of the Investor Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to the product of
                        ---------------------
(a) one-twelfth (/1//12th) of the Servicing Fee Percentage and (b) the Class B Adjusted Investor Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $18,501. The share of the Investor Monthly Servicing Fee allocable to the Collateral Interest with respect to any Distribution Date (the "Collateral Interest Servicing Fee")
                                            ---------------------------------
shall be equal to the product of (a) one-twelfth (/1//12th) of the Servicing Fee Percentage and (b) the Collateral Interest Adjusted Amount; provided, however, that with respect to the first Distribution Date, the Collateral Interest Servicing Fee shall be equal to $41,617. The Collateral Interest Servicing Fee shall be subdivided into the CTO Servicing Fee and the Class D Servicing Fee. The share of the Collateral Interest Servicing Fee allocable to the CTO Holders (the "CTO Servicing Fee") with respect to any
                                   -----------------
Distribution Date shall be equal to one-twelfth (/1//12th) of the product of (a) the Servicing Fee Percentage and (b) the CTO Adjusted Investor Amount; provided, however, with respect to the first Distribution Date, the CTO Servicing Fee shall be equal to $27,744. The share of the Collateral Interest Servicing Fee allocable to the Class D Certificateholders (the "Class D Servicing Fee") with
                                                  ---------------------
respect to any Distribution Date shall be equal to one-twelfth (/1//12th) of the product of (a) the Servicing Fee Percentage and (b) the Class D Adjusted Investor Amount; provided, however, with respect to the first Distribution Date, the Class D Servicing Fee shall be equal to $13,873.

  The Class A Servicing Fee, the Class B Servicing Fee and the Collateral Interest Servicing Fee (including the CTO Servicing Fee and the Class D Servicing Fee) shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid from amounts allocable to other Series (as provided in the Agreement and the Supplements relating to such other Series) or by the Transferor and in no event shall the Trust, the Trustee or the Series 1999-1 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid from amounts allocable to any other Series or by the Transferor.

  Section H.   Article IV of the Agreement. Any provisions of Article IV of the
               ---------------------------
Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 1999-1 Certificates. Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement. Article IV of the Agreement (except for Section 4.1) as it relates to Series 1999-1 shall read in its entirety as follows:

                                  ARTICLE IV

                Rights of Series 1999-1 Certificateholders and
                ----------------------------------------------
                   Allocation and Application of Collections
                   -----------------------------------------

     Section 4.2.  Collections and Allocations.
                   ----------------------------

     (a) The Servicer shall apply, or shall instruct the Trustee to apply, all Collections, and other funds held in the Collection Account that are allocated to Series 1999-1 as described in this Article IV. Provided that daily deposits of Collections into the Collection Account are required pursuant to Section 4.1(f) of the Agreement, the applicable Investor Percentage of Finance Charge Collections shall be deposited into the Collection Account on a daily basis. If the amount on deposit in the Collection Account in respect of the applicable Investor Percentage of Finance Charge Collections is less than the sum of: (I) the sum of Class A Monthly Interest, Class B Monthly Interest and CTO Monthly Interest due on the next succeeding Distribution Date, (II) if Saks is no longer the Servicer, the Servicing Fee due on the next succeeding Distribution Date, and (III) an amount equal to the product of (a) the Default Amount allocated to Series 1999-1 for the immediately preceding Monthly Period and (b) a factor of 1.80, or such lesser factor as may be determined by the Servicer subject to the Rating Agency Condition with respect to Standard & Poor's, then Class B Subordinated Principal Collections and Collateral Subordinated Principal Collections shall also be deposited into the Collection Account until such time that such deficiency is eliminated.

     (b) During the Revolving Period, so long as the Collateral Interest Adjusted Amount divided by the Adjusted Investor Amount is greater than or equal to 18%, Collections of Principal Receivables allocable to Series 1999-1, other than the amounts described in subsection 4.2(a), need not be deposited into the Collection Account on a daily basis during such Monthly Period; provided, however, that in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables allocable to Series 1999-1 (other than amounts deposited pursuant to the preceding paragraph) shall be deposited into the Excess Funding Account until the Transferor Amount equals the Minimum Transferor Amount; and provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Adjusted Investor Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis until (unless otherwise required herein) such time that the sum of the Aggregate Principal Receivables and the Excess Funding Amount is greater than or equal to the Aggregate Adjusted Investor Amount.

     (c) During the Accumulation Period, so long as the Collateral Interest Adjusted Amount divided by the Adjusted Investor Amount is greater than or equal to 18%, after an amount of Collections of Principal Receivables allocable to Series 1999-1 equal to the Controlled Deposit Amount with respect to each

Monthly Period has been deposited into the Collection Account, Collections of Principal Receivables allocable to Series 1999-1 with respect to each Monthly Period need not be deposited into the Collection Account on a daily basis during such Monthly Period (subject to the provisions of subsection 4.2(a)); provided, however, that in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such remaining Collections of Principal Receivables shall be deposited into the Excess Funding Account until the Transferor Amount equals the Minimum Transferor Amount; and, provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Adjusted Investor Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis until (unless otherwise required herein) such time that the sum of the Aggregate Principal Receivables and the Excess Funding Amount is greater than or equal to the Aggregate Adjusted Investor Amount.

     (d) Notwithstanding any of the foregoing provisions of this Section 4.2, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of Section 4.1(f) of the Agreement are satisfied.

     Section 4.3  Determination of Monthly Interest.
                  ---------------------------------

          (a)  The amount of monthly interest ("Class A Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class A Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360, and (iii) the outstanding principal amount of the Class A Certificates as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $1,092,000.00.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"),
                                                  --------------------------
of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) the Class A Penalty
  ---------------------------
Rate for the related Interest Period, and (ii) such Class A Interest Shortfall (or the portion thereof which has not theretofore been paid to Class A Certificateholders), shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Such Class A Additional Interest shall be calculated in the same manner as Class A Monthly Interest. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

          (b)  The amount of monthly interest ("Class B Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class B Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360, and (iii) the outstanding principal amount of the Class B Certificates as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $122,664.21.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"),
                                                  --------------------------
of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) the Class B Penalty
  ---------------------------
Rate for the related Interest Period, and (ii) such Class B Interest Shortfall (or the portion thereof which has not theretofore been paid to Class B Certificateholders), shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Such Class B Additional Interest shall be calculated in the same manner as Class B Monthly Interest. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

          (c)  The amount of monthly interest ("CTO Monthly Interest")
                                                --------------------
distributable from the Collection Account with respect to the Collateralized Trust Obligations on any Distribution Date shall be an amount equal to the product of (i) the outstanding principal amount of the Collateralized Trust Obligations as of the preceding Record Date, (ii) the CTO Rate for the related Interest Period, and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360; provided, however, with respect to the first Distribution Date, the CTO Monthly Interest shall be equal to the amount specified in Exhibit D hereto.
                                                   -------

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "CTO Interest Shortfall"), of
                                                  ----------------------
(x) the CTO Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such CTO Monthly Interest on such Distribution Date. If the CTO Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("CTO Additional
                                                               --------------
Interest") equal to the product of (i) the CTO Penalty Rate for the related
--------
Interest Period, and (ii) such CTO Interest Shortfall (or the portion thereof which has not theretofore been paid to the CTO Holders) shall be payable as provided herein with respect to the Collateralized Trust Obligations on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such CTO Interest Shortfall is paid to the CTO Holders. Such CTO Additional Interest shall be calculated in the same manner as CTO Monthly Interest. Notwithstanding anything to the contrary herein, CTO Additional Interest shall be payable or distributed to the Holder only to the extent permitted by applicable law.

          (d) Since the Class D Monthly Interest is zero, no monthly interest shall be distributable from the Collection Account with respect to the Class D Certificates on any Distribution Date.

     Section 4.4  Determination of Monthly Principal.
                  ----------------------------------

          (a) During the Amortization Period, the amount of monthly principal ("Class A Monthly Principal") distributable to Class A Certificateholders
  -------------------------
(during the Rapid Amortization Period) or available for deposit into the Principal Account (during the Accumulation Period), from the Collection Account with respect to the Class A Certificates on each Distribution Date shall be equal to the least of (x) the Available Principal Collections held in the Collection Account and available for distribution with respect to such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (z) the Class A Adjusted Investor Amount on such Distribution Date.

          (b)  The amount of monthly principal ("Class B Monthly Principal")
                                                 -------------------------
distributable to Class B Certificateholders (during the Rapid Amortization Period) or available for deposit into the Principal Account (during the Accumulation Period) from the Collection Account with respect to the Class B Certificates on each Distribution Date relating to an Amortization Period, beginning with the Distribution Date on which an amount equal to the Class A Investor Amount has been deposited into the Principal Account (after taking into account deposits to be made on such Distribution Date), or with respect to any Distribution Date relating to the Rapid Amortization Period, beginning with the Distribution Date on which the Class A Certificates will be paid in full (after taking into account payments to be made on such Distribution Date), shall be equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date (minus the Class A Monthly Principal with respect to such Distribution Date) and
(iii) the Class B Adjusted Investor Amount prior to any deposits on such Distribution Date.

          (c)  The amount of monthly principal ("CTO Monthly Principal")
                                                 ---------------------
distributable to CTO Holders (during the Rapid Amortization Period) or available for deposit into the Principal Account from the Collection Account (during the Accumulation Period) with respect to the Collateralized Trust Obligations on each Distribution Date relating to an Amortization Period, beginning with the Distribution Date on which an amount equal to the Class A Investor Amount and the Class B Investor Amount has been deposited into the Principal Account (after taking into account deposits to be made on such Distribution Date), or with respect to any Distribution Date relating to the Rapid Amortization Period beginning with the Distribution Date on which the Class A Certificates and the Class B Certificates will be paid in full (after taking into account payments to be made on such Distribution Date), shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account and available for distribution with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date (minus the sum of the Class A Monthly Principal and the Class B Monthly Principal with respect to such Distribution
Date) and (iii) the CTO Adjusted Investor Amount prior to any deposits on such Distribution Date.

          (d)  The amount of monthly principal ("Class D Monthly Principal")
                                                 -------------------------
distributable to Class D certificateholders (during the Rapid Amortization Period) or available for deposit into the Principal Account from the Collection Account (during the Accumulation Period) with respect to the Class D Certificateholders on each Distribution Date relating to an Amortization Period, beginning with the Distribution Date on which an amount equal to the sum of the Class A Investor Amount, the Class B Investor Amount and the CTO Investor Amount has been deposited into the Principal Account (after taking into account deposits to be made on such Distribution Date), or with respect to any Distribution Date relating to the Rapid Amortization Period beginning with the Distribution Date on which the Class A Certificates, the Class B Certificates, and the Collateralized Trust Obligations will be paid in full (after taking into account payments to be made on such Distribution Date), shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account and available for distribution with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class B Monthly Principal and CTO Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date (minus the sum of the Class A Monthly Principal, the Class B Monthly Principal and CTO Monthly Principal with respect to such Distribution Date) and (iii) the Class D Adjusted Investor Amount prior to any deposits on such Distribution Date.

     Section 4.5  Required Amounts.
                  ----------------

          (a) On each Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (x) the sum of (i)
             -----------------------
Class A Monthly Interest for the following Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for the following Distribution Date and any Class A Additional Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, (iv) the Class A Allocable Amount, if any, for such Distribution Date and (v) if Saks is no longer the Servicer, the Class A Servicing Fee for the related Distribution Date and the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds (y) the Class A Available Funds with respect to the preceding Monthly Period. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1999-1 pursuant to Section 4.1(i) of the Agreement and Section 4.8(m) hereof with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.8(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1999-1 with respect to the related Monthly Period, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(a).

          (b) On each Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the
             -----------------------
amount, if any, by which the sum of (i) Class B Monthly Interest for the following Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date,
(iii) any Class B Additional Interest for the following Distribution Date and any Class B Additional Interest previously due but not paid to Class B Certificateholders on a prior Distribution Date and (iv) if Saks is no longer the Servicer, the Class B Servicing Fee for the related Distribution Date and the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds Class B Available Funds with respect to the preceding Monthly Period and (y) the amount, if any, by which the Class B Allocable Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(d). In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1999-1 pursuant to Section 4.1(i) of the Agreement and Section 4.8(m) hereof with respect to the related Monthly Period shall be distributed from the Collection Account on such Distribution Date pursuant to Sections 4.8(c) and (d). In the event that the Class B Required Amount for such Distribution Date exceeds such portion of the amounts distributed pursuant to Sections 4.8(c) and (d), all or a portion of the Reallocated Principal Collections with respect to such Monthly Period (other than the portion of the Reallocated Principal Collections applied to fund the Class A Required Amount and other than Class B Subordinated Principal Collection) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(b).

          (c) On each Determination Date, the Servicer shall determine the amount (the "CTO Required Amount"), if any, equal to the sum of (x) the amount,
             -------------------
if any, by which the sum of (i) CTO Monthly Interest for the following Distribution Date, (ii) any CTO Monthly Interest previously due but not paid to the CTO Holders on a prior Distribution Date, (iii) any CTO Additional Interest for the following Distribution Date and any CTO Additional Interest previously due but not paid to the CTO Holders on a prior Distribution Date and (iv) if Saks is no longer the Servicer, the CTO Servicing Fee for the related Distribution Date and the amount of any CTO Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Sections 4.6(c)(i), 4.8(g) and 4.8(h) with respect to the preceding Monthly Period and (y) the amount, if any, by which the CTO Allocable Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(i). In the event that the CTO Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive CTO Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1999-1 pursuant to Section 4.1(i) of the Agreement and Section 4.8(m) hereof with respect to the related Monthly Period shall be distributed from the Collection Account on such Distribution Date pursuant to Sections 4.8(g), (h) and (i), and any remaining CTO Required Amount shall be drawn from the Spread Account pursuant to Section 4.12 on such Distribution Date. In the event that the CTO Required Amount for such Distribution Date exceeds such portion of the amounts distributed pursuant to the previous sentence, then Class D Subordinated Principal Collections not required to fund the Class A Required Amount and the Class B Required Amount in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date.

     Section 4.6  Application of Class A Available Funds, Class B Available
                  ---------------------------------------------------------
Funds, CTO Available Funds, Class D Available Funds and Collections of Principal
--------------------------------------------------------------------------------
Receivables.
-----------

          The Servicer shall apply or shall instruct the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, CTO Available Funds, Class D Available Funds and Collections of Principal Receivables allocable to Series 1999-1 held in the Collection Account with respect to the Monthly Period immediately preceding such Distribution Date to make the following distributions:

          (a) On each Distribution Date, Class A Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be distributed in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

          (ii) if Saks is no longer the Servicer, an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

          (iii) an amount equal to the Class A Allocable Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections allocable to Series 1999-1 for such Distribution Date; and

          (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (b) On each Distribution Date, Class B Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be applied in the following priority:

          (i) an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly

                 Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

          (ii) if Saks is no longer the Servicer, an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

          (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (c) On each Distribution Date, CTO Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be applied in the following priority:

          (i) if Saks is no longer the Servicer, an amount equal to the CTO Servicing Fee for such Distribution Date, plus the amount of any CTO Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (d) On each Distribution Date, Class D Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be applied in the following priority:

          (i) if Saks is no longer the Servicer, an amount equal to the Class D Servicing Fee for such Distribution Date, plus the amount of any Class D Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (e) On each Distribution Date with respect to the Revolving Period, all such Available Principal Collections, shall be treated as "Shared
                                                               ------

Principal Collections" with respect to Group One to be applied in accordance
---------------------
with Section 4.1(h) (and retained in the Excess Funding Account, if required by such provision).

          (f) On each Distribution Date following the commencement of an Amortization Period, all such Available Principal Collections shall be applied in the following priority:

          (i) an amount equal to Class A Monthly Principal for such Distribution Date shall, during the Accumulation Period, be deposited in the Principal Account for payment to Class A Certificateholders on the earlier to occur of the Expected Payment Date or the first Special Distribution Date or, during the Rapid Amortization Period, be distributed to the Paying Agent for payment to the Class A Certificateholders;

          (ii) an amount equal to Class B Monthly Principal for such Distribution Date shall, during the Accumulation Period, after an amount equal to the Class A Investor Amount has been deposited in the Principal Account, be deposited in the Principal Account for payment to Class B Certificateholders on the earlier to occur of the Expected Payment Date or the first Special Distribution Date or, during the Rapid Amortization Period, be distributed to the Paying Agent for payment to the Class B Certificateholders after the Class A Investor Amount has been paid in full;

          (iii) an amount equal to CTO Monthly Principal for such Distribution Date shall, during the Accumulation Period, after an amount equal to the sum of the Class A Investor Amount and Class B Investor Amount has been deposited in the Principal Account, be deposited in the Principal Account for payment to CTO Holders on the earlier to occur of the Expected Payment Date or the first Special Distribution Date or, during the Rapid Amortization Period, be distributed to the Paying Agent for payment to the CTO Holders after the Class A Investor Amount and the Class B Investor Amount have been paid in full;

          (iv) an amount equal to Class D Monthly Principal for such Distribution Date shall, during the Accumulation Period, after an amount equal to the sum of the Class A Investor Amount, Class B Investor Amount and the CTO Investor Amount has been deposited in the Principal Account, be deposited in the Principal Account for payment to Class D

                 Certificateholders on the earlier to occur of the Expected Payment Date or the first Special Distribution Date or, during the Rapid Amortization Period, be distributed to the Paying Agent for payment to the Class D Certificateholders after the Class A Investor Amount, the Class B Investor Amount and the CTO Investor Amount have been paid in full; and

          (v)    the balance, if any, shall be treated as "Shared Principal
                                                           ----------------
                 Collections" as provided in Section 4.1(h) and allocated among
                 -----------
                 each Series in Group One as specified in each Supplement for Series included in Group One.

     Section 4.7  Defaulted Amounts; Adjustment Amounts; Investor Charge Offs;
                  ------------------------------------------------------------
Reductions of Adjustment Amounts.
--------------------------------

          (a) On each Determination Date, the Servicer shall calculate the Class A Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for such Distribution Date exceeds the sum of (x) the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1999-1 with respect to such Distribution Date and (y) the amount of Reallocated Principal Collections available pursuant to Section 4.9(a) with respect to the preceding Monthly Period, the Collateral Interest Amount (after giving effect to any reduction thereof pursuant to this Section 4.7) shall be reduced by the amount of such excess, but not by more than the excess of the Class A Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Collateral Interest Amount to be a negative number, the Collateral Interest Amount shall be reduced to zero and the Class B Investor Amount (after giving effect to any reduction thereof pursuant to this
Section 4.7) shall be reduced by the amount by which the Collateral Interest Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Interest Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class B Investor Amount to be a negative number, the Class B Investor Amount shall be reduced to zero, and the Class A Investor Amount shall be reduced by the amount by which the Class B Investor Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Interest Amount and the Class B Investor Amount for such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date (a "Class A Investor Charge Off"). Class A
                                      ---------------------------
Investor Charge Offs shall thereafter be reimbursed and the Class A Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(b), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Investor Amount pursuant to Section 4.7(e).

          (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1999-1 with respect to such Distribution Date which are not used to fund the Class A Required Amount and Class A Investor Charge Offs on the related Distribution Date and (y) the amount of Reallocated Principal Collections (exclusive of Class B Subordinated Principal Collections) which are available to fund the Class B Required Amount on such Distribution Date pursuant to Section 4.9(b), then the Collateral Interest Amount (after giving effect to any reduction thereof pursuant to this
Section 4.7) shall be reduced by the amount of such excess, but not by more than the excess of the Class B Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the Collateral Interest Amount to be a negative number, the Collateral Interest Amount shall be reduced to zero, and the Class B Investor Amount shall be reduced by the amount by which the Collateral Interest Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Interest Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date (a "Class B
                                                                 -------
Investor Charge Off").  Class B Investor Charge Offs shall thereafter be
-------------------
reimbursed and the Class B Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(f), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Investor Amount pursuant to Section 4.7(e).

          (c) If, on any Distribution Date, the CTO Required Amount exceeds the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1999-1 with respect to such Distribution Date which are not used to fund the Class A Required Amount, Class A Investor Charge Offs, Class B Required Amount, Class B Investor Charge Offs and the Reserve Account on the related Distribution Date and the amounts, if any, in the Spread Account available for the sole benefit of the Collateral Trust Obligations, then the Collateral Interest Amount shall be reduced by the amount of such excess, but not by more than the excess of the Collateral Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount withdrawn from the Spread Account and used to fund the Collateral Allocable Amount for such Distribution Date. Collateral Charge Offs shall be allocated first to the Class D Investor Amount, and the Class D Investor Amount shall be reduced by such amount, but not by an amount in excess of the Class D Investor Amount prior to such allocation ("Class D
                                                                 -------
Investor Charge Off").  Any excess of the Collateral Charge Off over the Class D
-------------------
Investor Charge Off shall then be allocated to the CTO Investor Amount in reduction of the CTO Investor Amount ("CTO Charge Off"). Collateral Charge Offs
                                       --------------
shall thereafter be reimbursed and the Collateral Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Collateral Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to
Section 4.8(j), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Collateral Interest Amount pursuant to Section 4.7(e). Collateral Charge Off reimbursements shall be allocated first to the CTO Investor Amount and second to the Class D Investor Amount in reimbursement thereof.

          (d) Whenever funds or other amounts are available hereunder in respect of the Class A Allocable Amount, the Class B Allocable Amount, or the Collateral Allocable Amount, as the case may be, such funds or other amounts shall be applied first to the elimination of any deficiency resulting from Default Amounts and then to any deficiency resulting from Series Adjustment Amounts.

          (e) Any reduction of the Series Adjustment Amount for Series 1999-1 as a result of the deposit of funds into the Excess Funding Account, the repurchase or other repayment of Investor Certificates or the increase of Principal Receivables in the Trust shall be allocated first to the Class A Certificates, then to the Class B Certificates, then to the Collateral Interest, in each case to the extent of any unreimbursed reduction of the Investor Amount thereof attributable to Series Adjustment Amounts.

          (f) Any reduction or charge off of the Collateral Interest Amount described within this Section 4.7 shall be allocated first to reduce the Class D Investor Amount to not less than zero, and any remaining reductions of the

Collateral Interest Amount shall be allocated to reduce the CTO Investor Amount to not less than zero.

          (g) Any reimbursements of the Collateral Interest Amount described within this Section 4.7 shall be allocated first to the CTO Investor Amount in reimbursement thereof, and any remaining reimbursements of the Collateral Interest Amount thereafter shall be allocated to the Class D Investor Amount in reimbursement thereof.

     Section 4.8  Excess Spread; Shared Excess Finance Charge Collections. The
                  -------------------------------------------------------
Servicer shall apply, or shall instruct the Trustee to apply, on each Distribution Date, Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1999-1 pursuant to Section 4.1(i) with respect to the related Monthly Period, in the following priority:

          (a) an amount up to the Class A Required Amount, if any, with respect to such Distribution Date shall be used to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

          (b) an amount equal to the aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections allocable to Series 1999-1 for such Distribution Date;

          (c) an amount up to the Class B Required Amount, if any, with respect to such Distribution Date shall be used to fund any deficiency pursuant to Sections 4.6(b)(i) and (ii), in that order of priority;

          (d) an amount equal to the Class B Allocable Amount for such Distribution Date shall be treated as a portion of Available Principal Collections allocable to Series 1999-1 for such Distribution Date;

          (e) an amount equal to the excess, if any, of the Required Reserve Account Amount over the amount held in the Reserve Account shall be deposited into the Reserve Account;

          (f) an amount equal to unreimbursed reductions of the Class B Investor Amount, if any, due to (i) Class B Investor Charge Offs; (ii) allocations of Reallocated Principal Collections for the benefit of the Class A Certificates on all prior Distribution Dates that have resulted in a reduction of the Class B Investor Amount; or (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount as a result of unfunded Class A Allocable Amounts shall each be treated as a portion of Available Principal Collections allocable to Series 1999-1 for such Distribution Date;

          (g) an amount equal to CTO Monthly Interest for such Distribution Date, plus the amount of CTO Monthly Interest previously due but not distributed to the CTO Holders on all prior Distribution Dates, plus the amount of CTO Additional Interest for such Distribution Date and any CTO Additional Interest previously due but not distributed to the CTO Holders shall be distributed to the CTO Holders;

          (h) an amount equal to the Class A Servicing Fee, the Class B Servicing Fee and the Collateral Servicing Fee for such Distribution Date (or if Saks is no longer the Servicer, the portion thereof not paid pursuant to Section 4.6), plus the amount of any Class A Servicing Fee, Class B Servicing Fee, or Collateral Servicing Fee previously due but not distributed to the Servicer on all prior Distribution Dates, shall be distributed to the Servicer;

          (i) an amount equal to the Collateral Interest Allocable Amount for such Distribution Date shall be treated as a portion of Available Principal Collections allocable to Series 1999-1 for such Distribution Date (allocable first to cover the CTO Allocable Amount and allocable second to cover the Class D Allocable Amount);

          (j) an amount equal to the unreimbursed reductions of the Collateral Interest Amount, if any, due to: (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections used to make payments in respect of the Class A and Class B Certificates on all prior Distribution Dates that have resulted in a reduction of the Collateral Interest Amount and (iii) reallocations of the Collateral Interest Amount to the Class A Investor Amount or the Class B Investor Amount as a result of unfunded Class A Allocable Amounts or unfunded Class B Allocable Amounts, respectively, will be treated as a portion of Available Principal Collections allocable to Series 1999-1 for such Distribution Date (and with such amount allocable first to the CTO Allocable Amount and second to the Class D Allocable Amount);

          (k) an amount equal to the excess, if any, of the Required Spread Account Amount over the amount held in the Spread Account shall be deposited into the Spread Account;

          (l) an amount equal to the aggregate of any other amounts, if any, due to the Collateral Interest; and

          (m) the balance, if any, shall constitute "Shared Excess Finance Charge Collections" with respect to Group One to be applied in accordance with
Section 4.1(i).

     Section 4.9  Reallocated Principal Collections. The Servicer shall apply,
                  ---------------------------------
or shall instruct the Trustee to apply, on each Distribution Date, Reallocated Principal Collections (applying all Class D Subordinated Principal

Collections prior to applying any CTO Subordinated Principal Collections, and applying all CTO Subordinated Principal Collections prior to applying any Class B Subordinated Principal Collections, and applying no Class B Subordinated Principal Collections with respect to the Class B Required Amount pursuant to clause (b) below and applying no Class B Subordinated Principal Collections or CTO Subordinated Principal Collections with respect to the CTO Required Amount pursuant to clause (c) below) with respect to such Distribution Date, to make the following distributions in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1999-1 and applied with respect to the Class A Required Amount with respect to the related Monthly Period shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

          (b) an amount equal to the excess, if any, of the Class B Required Amount, if any, with respect to such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1999-1 with respect to the related Monthly Period available in respect of the Class B Required Amount pursuant to Section 4.8(c) and (d) on such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.8(c) and (d), in that order of priority; and

          (c) an amount equal to the excess, if any, of (i) the Collateral Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1999-1 with respect to the related Monthly Period available in respect of the Collateral Required Amount pursuant to Sections 4.8(g) and (i) on such Distribution Date and (y) the amounts withdrawn from the Spread Account in respect of the CTO Required Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Section 4.6(c)(i) and Sections 4.8(g) and (i), in that order of priority.

     Section 4.10  Principal Shortfall. The "Principal Shortfall" for Series
                   -------------------       -------------------
1999-1 shall be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Accumulation Period (on or prior to the Expected Payment Date), the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for each Distribution Date with respect to a Rapid Amortization Period, unless and until the Class D Investor Amount has been paid in full, the excess, if any, of the Investor Amount over the amount of Available Principal Collections for such

Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

     Section 4.11  Finance Charge Shortfall. The "Finance Charge Shortfall" for
                   ------------------------       ------------------------
Series 1999-1 for any Distribution Date shall be equal to the excess, if any, of
(a) the full amount required to be paid, without duplication, pursuant to Sections 4.6(a), 4.6(b), 4.6(c) and 4.6(d) and Sections 4.8 (a)-(m) on such Distribution Date over (b) the Investor Percentage of Collections of Finance Charge Receivables with respect to the related Monthly Period.

     Section 4.12  Spread Account.
                   --------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1999-1 CTO Holders, with a Qualified Institution a segregated trust account (the "Spread Account"), bearing a
                                              --------------
 designation clearly indicating that the funds held therein are held for the benefit of the Series 1999-1 CTO Holders. The Spread Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds held from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the CTO Holders. If, at any time, the institution holding the Spread Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Spread Account meeting the conditions specified above with a Qualified Institution and shall transfer any cash and/or any investments to such new Spread Account. The Trustee, at the direction of the Servicer, shall make deposits to and withdrawals from the Spread Account in the amounts and at the times set forth in this Agreement. All withdrawals from the Spread Account shall be made in the priority set forth below.

          (b) Funds held in the Spread Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds held in the Spread Account on any Distribution Date, after giving effect to any withdrawals from the Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of any Permitted Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the CTO Holders may be adversely affected if such Permitted Investment is held to its maturity. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Distribution Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the CTO Holders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. On each Distribution

Date, all interest and earnings (net of losses and investment expenses) on funds held in the Spread Account shall be treated as a portion of Excess Spread for such Distribution Date and applied in accordance with Section 4.8.

          (c) On each Determination Date, the Servicer shall calculate the sum of (i) the CTO Required Amount, (ii) the amount, if any, by which the CTO Investor Amount will be reduced pursuant to Section 4.7 (without giving effect to this Section 4.12(c)), and (iii) all unreimbursed reductions of the CTO Investor Amount pursuant to Section 4.7 (the "Required Draw Amount"). In the
                                              --------------------
event that for any Distribution Date, the Required Draw Amount is greater than zero, the Servicer shall give written notice to the Trustee of such positive Required Draw Amount on the related Determination Date. On the Distribution Date, the Required Draw Amount, if any, up to the Available Spread Account Amount, shall be withdrawn from the Spread Account and distributed to fund the above items.

          (d) If the amount in the Spread Account on any Distribution Date exceeds the Required Spread Account Amount, after taking into account all amounts deposited in the Spread Account and distributed therefrom on such Distribution Date, such excess, if any, shall be distributed to the Transferor.

     Section 4.13    Principal Account.
                     -----------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1999-1 Certificateholders, with a Qualified Institution a segregated trust account (the "Principal Account"),
                                                       -----------------
bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Certificateholders. The Principal Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds held from time to time in the Principal Account and in all proceeds thereof. The Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-1 Certificateholders. If, at any time, the institution holding the Principal Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Principal Account meeting the conditions specified above with a Qualified Institution and shall transfer any cash and/or any investments to such new Principal Account. Pursuant to the authority granted to the Servicer in Section 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

          (b) Funds held in the Principal Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. All such Permitted Investments shall be held by the Trustee for the benefit of the Series 1999-1 Certificateholders; provided, however, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Principal Investment Proceeds") on funds held therein shall be applied as set
  -----------------------------
forth in Section 4.13(c) below. Funds held in the Principal Account shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of a Permitted Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Series 1999-1 Certificateholders may be adversely affected if such Permitted Investment is held to its maturity.

          (c) On each Distribution Date with respect to the Accumulation Period, the Servicer shall direct the Trustee to withdraw from the Principal Account and deposit into the Collection Account all Principal Investment Proceeds then held in the Principal Account and such Principal Investment Proceeds shall be treated for such Distribution Date as Class A Available Funds, Class B Available Funds, CTO Available Funds and Class D Available Funds, as herein provided.

          (d) Reinvested interest and other investment income on funds deposited in the Principal Account shall not be considered to be principal amounts held therein for purposes of this Agreement.

     Section 4.14    Reserve Account.
                     ---------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of Series 1999-1 Certificateholders, with a Qualified Institution a segregated trust account (the "Reserve Account"), bearing a
                                             ---------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Certificateholders. The Reserve Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds held from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-1 Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Agreement, and
(ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account shall make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with,
Section 4.8(e).

          (b) Funds held in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds held in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain for the benefit of the Series 1999-1 Certificateholders, control of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Such control may be maintained through a Clearing Agency or other securities intermediary, which shall agree with the Trustee that (i) such investment property shall at all times be credited to a securities account of the Trustee, (ii) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (iii) all property credited to such securities account shall be treated as a financial asset, (iv) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) such securities intermediary shall not agree with any person other than the Trustee to comply with entitlement orders originated by such other person, (vi) such securities intermediary waives any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (vii) such agreement shall be governed by the laws of the State of New York. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of any Permitted Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Series 1999-1 Certificateholders may be adversely affected if such Permitted Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) on funds held in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount and the balance, if any, shall be deposited in the Collection Account and treated as a portion of Class A Available Funds. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Agreement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or held.

          (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period and the first Special Distribution Date, the Servicer shall calculate the Reserve Draw Amount.

          (d) In the event that the Reserve Draw Amount for any Distribution Date during the Accumulation Period or the first Special Distribution Date following the commencement of the Rapid Amortization Period, is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and applied in the following priority:

               (i) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (a) of the definition of Covered Amount over (y) an amount equal to that portion of the Class A Available Funds computed pursuant to clause (ii) of the definition of Class A Available Funds shall be treated as Class A Available Funds to be applied pursuant to subsection 4.6(a); and

               (ii) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (b) of the definition of Covered Amount over (y) an amount equal to that portion of the Class B Available Funds computed pursuant to clause (b) of the definition of Class B Available Funds shall be treated as Class B Available Funds to be applied pursuant to subsection 4.6(b).

               (iii) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (c) of the definition of Covered Amount over (y) an amount equal to that portion of the CTO Available Funds computed pursuant to clause (ii) of the definition thereof shall be treated as a portion of CTO Available Funds to be applied pursuant to Section 4.6(c).

          (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay an amount equal to such Reserve Account Surplus to the Transferor.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Investor Amount, the Class B Investor Amount and the CTO Investor Amount have been paid in full, (iii) if the Accumulation Period has not commenced, the day on which a Pay Out Event with respect to Series 1999-1 has occurred and (iv) if the Accumulation Period has commenced, the earlier of the first Special Distribution Date and the Expected Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1999-1 Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay or distribute to the Transferor all amounts, if any, held in the Reserve Account, and the Reserve Account shall be deemed to have terminated for all purposes of the Agreement.

     Section 4.15  Postponement of Accumulation Period. The Accumulation Period
                   -----------------------------------
is scheduled to commence at the end of the day on the last day of the June 2001 Monthly Period; provided, however, if the Accumulation Period Length (determined as described below) shall be less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Transferor, be delayed to the first day of any month that is a number of whole months prior to the Expected Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period shall at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer shall determine the "Accumulation
                                                                  ------------
Period Length," which shall equal the number of whole months such that the sum
-------------
of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length shall not be determined to be less than one month nor greater than 12 months.

     Section I.  Article V of the Agreement. Article V of the Agreement as it
                 --------------------------
relates to Series 1999-1 shall read in its entirety as follows:


                                   ARTICLE V
                DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

     Section 5.1  Distributions.
                  -------------

          (a) On each Determination Date, the Servicer shall deliver to the Trustee and Paying Agent a certificate substantially in the form of Exhibit B
                                                                    ---------
prepared by the Servicer. The Trustee shall be under no duty to recalculate, verify or recompute the information on such certificate.

          (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Agreement.

          (c) On the Expected Payment Date and each Special Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class A Certificates pursuant to this Agreement.

          (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Agreement.

          (e) On the Expected Payment Date and each Special Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class B Certificates pursuant to this Agreement.

          (f) On each Distribution Date, the Paying Agent shall distribute to each CTO Holder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such CTO Holder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Collateralized Trust Obligations pursuant to this Agreement.

          (g) On the Expected Payment Date and each Special Distribution Date, the Paying Agent shall distribute to each CTO Holder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such CTO Holder's pro rata share of the amounts that are available on such date to pay principal of the Collateralized Trust Obligations pursuant to this Agreement.

          (h) On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such Distribution Date that are distributable to the Class D Certificates pursuant to this Series Supplement.

          (i) On the Expected Payment Date and each Special Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class D Certificates pursuant to this Agreement.

          (j) Except as provided in Section 12.2 with respect to a final distribution, distributions to Series 1999-1 Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any such Series 1999-1 Certificate or the making of any notation thereon; provided, however, that with respect to such Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

     Section 5.2  Statements to Series 1999-1 Certificateholders. On each
                  ----------------------------------------------
Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1999-1 Certificateholder, a statement substantially in the form of Exhibit C prepared by the Servicer setting forth certain information relating to
---------
the Trust and the Series 1999-1 Certificates.

          On or before January 31 of each calendar year, beginning with the year 2000, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1999-1 Certificateholder a statement prepared by the Servicer containing the information which is required to be contained in Exhibit C,
                                                                ---------
aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                              [END OF ARTICLE V]

     Section J.  Pay Out Events. If any one of the events specified in Section
                 --------------
9.1 of the Agreement or any of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series 1999-1 Certificates:

          (a) failure on the part of the Transferor or the Servicer (x) to make any payment or deposit required by the terms of the Agreement or this Series Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made or (y) duly to observe or perform in any material respect any other covenants or agreements applicable to such party set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the holders of Class A Certificates, Class B Certificates and Collateralized Trust Obligations, and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Series 1999-1 Certificateholders representing not less than 50% of the Investor Amount, and continues to materially and adversely affect the holders of Class A Certificates, Class B Certificates and Collateralized Trust Obligations for such period;

          (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or information contained in a computer file, microfiche or written list required to be delivered by the Transferor pursuant to the Agreement, shall prove to have been incorrect in any material respect when made or when delivered, (i) which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by holders of Class A Certificates, Class B Certificates and Collateralized Trust Obligations representing not less than 50% of the Investor Amount, and (ii) as a result of which the interests of the Series 1999-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, a Pay Out Event shall not be deemed to have occurred if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c) the average of the Portfolio Yields for any three (3) consecutive Monthly Periods is less than the average Base Rate for such three (3) Monthly Periods;

          (d)  the failure to pay the Investor Amount on the Expected Payment
Date;

          (e) the Transferor shall fail to designate, or be unable to designate, Additional Accounts, the Receivables of which will be Eligible Receivables, as required by the Agreement, and such failure shall continue for a period of five (5) Business Days; or

          (f) any Servicer Default shall occur which would have a material adverse effect on the holders of the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations;

then, (i) in the case of any event described in clause (a), (b) or (f), after the applicable grace period set forth in such subparagraphs, either the Trustee or Series 1999-1 Certificateholders representing more than 50% of the Investor Amount, by notice then given in writing to the Transferor and the Servicer (and to the Trustee, if given by the Series 1999-1 Certificateholders) may declare that a Pay Out Event has occurred with respect to only the Series 1999-1 Certificates as of the date of such notice and (ii) in the case of any event described in Section 9.1 of the Agreement or in clauses (c), (d) or (e) above, a Pay Out Event with respect to only the Series 1999-1 Certificates will be deemed to have occurred without any notice or other action on the part of the Trustee or the Series 1999-1 Certificateholders or all certificateholders, as appropriate, immediately upon the occurrence of such event.

  Section J1.  CTO Defaults. If a CTO Default has occurred, upon the direction
               ------------
of CTO Holders holding more than 50% of the CTO Investor Amount, (i) before the payment in full of the Class A Certificates and the Class B Certificates, the Required Spread Account Percentage will thereafter be equal to an amount such that the amount required to be on deposit in the Spread Account equals the CTO Investor Amount and (ii) following the payment in full of the Class A Certificates and the Class B Certificates, the Trustee will sell or cause to be sold an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Investor Amount at the close of business on the date of such sale and pay the proceeds of such sale and in final payment of all principal of and accrued interest on Series 1999-1 (which proceeds will be applied first to the CTO Investor Amount until the Collateralized Trust Obligations have been paid in full and then to the Class D Investor Amount until the Class D Certificates have been paid in full); provided, however, that the amount of such Principal Receivables shall not exceed the sum of (1) the product of (A) the Transferor Amount on such date and
(B) a fraction, the numerator of which is the Investor Amount on such date and the denominator of which is the Aggregate Investor Amount on such date and (2) the Investor Amount on such date. The Transferor at its option and in its sole discretion, may, but is not required to, purchase such Receivables in such case, and will have a right of first refusal with respect thereto to the extent of a bona fide offer by an unrelated third party for fair value. Any proceeds of such sale in excess of such principal and interest paid will be paid to the Transferor.

     Section K.  Restrictions on Transfer.
                 ------------------------

          (a) None of the Collateralized Trust Obligations have been registered under the Securities Act or the securities or blue sky laws of any foreign or domestic jurisdiction. Transfers and dispositions of Collateralized Trust Obligations or any interest therein are restricted and will only be made in compliance with applicable law and consistent with the following restrictions. Any person seeking to transfer a Collateralized Trust Obligation or any interest therein must satisfy the Servicer that such transfer or disposition is permissible under and consistent with applicable securities laws and the restrictions contained in this Section K. Each Collateralized Trust Obligation will bear a conspicuous legend or legends substantially in the following form:

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SAKS CREDIT CORPORATION, SAKS INCORPORATED AND THE TRUSTEE THAT SUCH PURCHASER IS NOT
     (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
     SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), INCLUDING,

     WITHOUT LIMITATION, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY, INCLUDING, WITHOUT LIMITATION, INSURANCE COMPANY GENERAL ACCOUNTS OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN.

     THIS COLLATERALIZED TRUST OBLIGATION HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS COLLATERALIZED TRUST OBLIGATION, AGREES THAT THIS COLLATERALIZED TRUST OBLIGATION MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY
     (1) TO THE TRANSFEROR OR (2) IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH HOLDER OF A COLLATERALIZED TRUST OBLIGATION BY ACCEPTING A BENEFICIAL INTEREST IN THIS COLLATERALIZED TRUST OBLIGATION, IF SUCH PERSON ACQUIRED THIS COLLATERALIZED TRUST OBLIGATION IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

          (b) Upon surrender for registration of transfer of a Collateralized Trust Obligation at the office of the Transfer Agent and Registrar, accompanied by a certification by the CTO Holder substantially in the form attached as Exhibit A-3 hereto, executed by the registered owner, in person or by such CTO
-----------
Holder's attorney thereunto duly authorized in writing, such Collateralized Trust Obligation shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Collateralized Trust Obligations of any authorized denominations and of a like aggregate principal amount and tenor. All transfers of Collateralized Trust Obligations and any interests therein shall be subject to the restrictions set forth in this Section K and to such other restrictions as shall be set forth in the text of the Collateralized Trust Obligations.

          (c) None of the Class D Certificates has been registered under the Securities Act or the securities or blue sky laws of any foreign or domestic jurisdiction. Transfers and dispositions of Class D Certificates or any interest therein are restricted and will only be made in compliance with applicable law and consistent with the following restrictions. Any person seeking to transfer a Class D Certificate or any interest therein must satisfy the Servicer that such transfer or disposition is permissible under and consistent with applicable securities laws and the restrictions contained in this Section K. Each Class D Certificate will bear a conspicuous legend or legends substantially in the following form:

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE AND/OR ANY INTEREST HEREIN MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH HOLDER OF CLASS D CERTIFICATE, BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE, IF SUCH PERSON ACQUIRED THIS CERTIFICATE IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

          (d) Upon surrender for registration of transfer of a Class D Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class D Certificateholder substantially in the form attached as Exhibit A-4 hereto, executed by the registered owner, in person or
            ------------------
by such Class D Certificateholder's attorney thereunto duly authorized in writing, such Class D Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class D Certificates of any authorized denominations and of a like aggregate principal amount and tenor. All transfers of Class D Certificates and any interests therein shall be subject to the restrictions set forth in this Section K and to such other restrictions as shall be set forth in the text of the Class D Certificates.

          (e) The Transferor may at any time, without the consent of the Class A Certificateholders, the Class B Certificateholders, the CTO Holders or any holders of Class D Certificates, (i) sell or transfer all or a portion of the Class D Certificates or any interest therein, provided that (A) the Transferor shall have given notice to the Trustee, the Servicer and the Rating Agencies of such proposed sale or transfer of the Class D Certificates or any interest therein at least five (5) Business Days prior to the consummation of such sale or transfer; (B) the Rating Agency Condition shall have been satisfied; (C) no Pay Out Event shall have occurred prior to the consummation of such proposed sale or transfer of Class D Certificates or any interest therein; (D) the Transferor shall have delivered an Officer's Certificate dated the date of the consummation of such proposed sale or transfer to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event to occur with respect to any Series, and (E) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such certificate with respect to such action, that such proposed sale or transfer will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Trustee was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and cause or constitute an event in which gain or loss would be recognized by any Certificateholder.

          (f) In addition to the foregoing restrictions of this Section K, each initial transferee of the Collateralized Trust Obligations or Class D Certificates, or any interest therein and any assignee thereof or participant therein (each a "holder") shall certify to the Transferor, the Servicer and the
                 ------
Trustee that it has neither acquired nor will it sell, transfer, assign participate, pledge, hypothecate, or otherwise dispose (any such act, a "transfer") of any interest in its CTO or Class D Certificates or cause an
 --------
interest in CTO or Class D Certificates to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of Code and any Treasury regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any Treasury regulation thereunder, including, without limitation, a market wherein interests in the CTO or Class D Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the CTO or Class D

Certificates and stands ready to effect buy or sell transactions at the quoted price for itself or on behalf of others. In addition, each holder shall certify, prior to any delivery or transfer to it of any Class D Certificate or interest therein, that it is not and will not become a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If a holder cannot make the certification described in the preceding sentence, the Transferor, the Trustee or the Servicer may prohibit a transfer to such entity; provided, however, that if the Transferor, the Trustee or the Servicer agrees to permit such a transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each holder acknowledges that special tax counsel to the Transferor may render Opinions of Counsel from time to time to the Transferor and others that the Trust will not be treated as an association or as a publicly traded partnership taxable as a corporation, and that such Opinions of Counsel will rely in part on the accuracy of the certifications in this subsection K(f).

     Section K1.  Tax Characterization of the Collateral Interest. It is the
                  -----------------------------------------------
intention of the parties hereto that the Collateral Interest (including all the Collateralized Trust Obligations and Class D Certificates that comprise the Collateral Interest) be treated under applicable tax law as indebtedness. In the event that either the Collateralized Trust Obligations or the Class D Certificates are not so treated, it is the intention of the parties that the Collateralized Trust Obligations and the Class D Certificates, as applicable, be treated under applicable tax law as an interest in a partnership that owns the Receivables. In the event that either the Collateralized Trust Obligations or the Class D Certificates are treated under applicable tax law as interests in a partnership, it is the intention of the parties that either the Collateralized Trust Obligations or the Class D Certificates, as the case may be, be treated as guaranteed payments and, if for any reason they are not so treated, that the holders of the Collateralized Trust Obligations and/or the Class D Certificates, as the case may be, Interest be specially allocated gross interest income equal to the interest accrued during each Interest Period on the Collateralized Trust Obligations and/or the Class D Certificates, as the case may be.

     Section L.   Ratification of Master Pooling and Servicing Agreement. As
                  ------------------------------------------------------
supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

     Section L1.  FASIT Election. Each Series 1999-1 Certificateholder, by
                  --------------
acquiring an interest in a Series 1999-1 Certificate, is deemed to consent to any amendment to the Agreement or this Series Supplement necessary for the Transferor to elect for the Trust or any portion thereof to be treated as a FASIT within the meaning of Section 860L of the Code (or any successor provision thereto), provided that, such election may not be made unless the Transferor delivers to the Trustee (i) an Opinion of Counsel to the effect that (x) the issuance of FASIT regular interests will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, (y) following such issuance, the Trust will not be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation, and
(z) such issuance will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder, and (ii) an Officer's Certificate to the effect that such issuance will not have a material adverse effect on Investor Certificateholders of any outstanding Series or class (viewed as a Series or a class, as applicable).

     Section L2.  Paired Series. Subject to obtaining confirmation by each
                  -------------
Rating Agency of the then existing ratings of each class of Series 1999-1 Certificates which are then rated, and prior to a Pay Out Event, the Series 1999-1 Certificates may be paired with one or more other Series (each a "Paired
                                                                         ------
Series"). Each Paired Series either will be pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series, primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Series 1999-1 Certificateholders. As principal is deposited into the Principal Account or is paid with respect to the Series 1999-1 Certificates, either (i) in the case of a pre-funded Paired Series, an equal amount of funds held in any pre-funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 1999-1 Certificates, assuming that there have been no unreimbursed charge offs with respect to any related Paired Series, the aggregate investor amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Investor Amount paid to the Certificateholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in Section 6.9(b) of the Agreement. The numerator of the Investor Percentage with respect to allocations of Principal Receivables may be changed upon the occurrence of a pay out event with respect to a Paired Series (provided that such numerator is not less than the Adjusted Investor Amount as of the last day of the revolving period for such Paired Series).

     Section M.  Counterparts. This Series Supplement may be executed in any
                 ------------
number of counterparts (and by different parties on separate counterparts), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     Section N.  Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN
                 -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section O.   Subordination of Certain Termination Payments. Notwithstanding
                  ---------------------------------------------
anything contained in Section 12.2(c) of the Agreement, upon the sale of Receivables or interests therein as provided in Section 12.2(c) of the Agreement, the proceeds of any such sale payable in respect of the Series 1999-1 Certificates shall be payable first to the Class A Certificates until paid in full, then to the Class B Certificates until paid in full, then to the Collateralized Trust Obligations until paid in full, and then to the Class D Certificates until paid in full.

                           [Signatures on next page]

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   SAKS CREDIT CORPORATION,
                                   as Transferor


                                   By:  /s/ Charles J. Hansen
                                      --------------------------
                                   Name:  Charles J. Hansen
                                   Title: Senior Vice President



                                   SAKS INCORPORATED,
                                   as Servicer


                                   By:  /s/ Charles J. Hansen
                                      --------------------------
                                   Name:  Charles J. Hansen
                                   Title: Senior Vice President



                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


                                   By:  /s/ Sue Dignan
                                      --------------------------
                                   Name:  S. Dignan
                                   Title: Corporate Trust Officer